                                                                   EXHIBIT 10.43



                              INTELLECTUAL PROPERTY
                               SECURITY AGREEMENT

         This Intellectual Property Security Agreement (this "Agreement") is made as of December 14, 2001 by and between TELEMATE.NET SOFTWARE, INC. ("Borrower"), and SILICON VALLEY BANK, a California banking corporation ("Secured Party").

                                    RECITALS

         A. Secured Party has agreed to lend to Borrower certain funds (the "Loans"), pursuant to a Loan and Security Agreement dated December 14, 2001 (the "Loan Agreement") and Borrower desires to borrow such funds from Secured Party.

         B. In order to induce Secured Party to make the Loans, Borrower has agreed to grant a security interest in certain intangible property to Secured Party for purposes of securing the obligations of Borrower to Secured Party.

         NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

         1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Borrower's present or future indebtedness, obligations and liabilities to Secured Party, Borrower hereby grants, assigns, transfers, and conveys a security interest to Secured Party, as security, but not as an ownership interest, in and to Borrower's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral"):

                  (a) All of present and future United States registered copyrights and copyright registrations, including, without limitation, the registered copyrights, maskworks, software, computer programs and other works of authorship subject to United States copyright protection listed in Exhibit A-1 to this Agreement (and including all of the exclusive rights afforded a copyright registrant in the United States under 17 U.S.C. ss.106 and any exclusive rights which may in the future arise by act of Congress or otherwise) and all present and future applications for copyright registrations (including applications for copyright registrations of derivative works and compilations) (collectively, the "Registered Copyrights"), and any and all royalties, payments, and other amounts payable to Borrower in connection with the Registered Copyrights, together with all renewals and extensions of the Registered Copyrights, the right to recover for all past, present, and future infringements of the Registered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Registered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto.

                  (b) All present and future copyrights, maskworks, software, computer programs and other works of authorship subject to (or capable of becoming subject to) United States copyright protection which are not registered in the United States Copyright Office (the "Unregistered Copyrights"), whether now owned or hereafter acquired, including without limitation the Unregistered Copyrights listed in Exhibit A-2 to this Agreement, and any and all royalties, payments, and other amounts payable to Borrower in connection with the Unregistered Copyrights, together with all renewals and extensions of the Unregistered Copyrights, the right to recover for all past, present, and future infringements of the Unregistered Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Unregistered Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto. The Registered Copyrights and the Unregistered Copyrights collectively are referred to herein as the "Copyrights."

                  (c) All right, title and interest in and to any and all present and future license agreements with respect to the Copyrights, including without limitation the license agreements listed in Exhibit A-3 to this Agreement (the "Licenses").

                  (d) All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Copyrights.

                  (e) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                  (f) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

                  (g) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

                  (h) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks"); provided, however, that Secured Party shall not acquire any interest in any intent to use a federal trademark application for a trademark, servicemark, or other mark filed on Borrower's behalf prior to the filing under applicable law of a verified statement of use (or equivalent) for such mark that is the subject of such application;

                  (i) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                  (j) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

                  (k) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                  (l) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.


         2. Authorization and Request. Borrower authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this Agreement.

         3. Covenants and Warranties. Borrower represents, warrants, covenants and agrees as follows:

                  (a) Borrower is now the sole owner of the Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business.

                  (b) Listed on Exhibits A-1 and A-2 are all copyrights owned by Borrower, in which Borrower has an interest, or which are used in Borrower's business.

                  (c) Each employee, agent and/or independent contractor who has participated in the creation of the property constituting the Collateral has either executed an assignment of his or her rights of authorship to Borrower or is an employee of Borrower acting within the scope of his or her employment and was such an employee at the time of said creation.

                  (d) Subject to Section 9(5) of the Schedule to the Loan Agreement, all of Borrower's present and future maskworks, software, computer programs and other works of authorship subject to (or capable of becoming subject to) United States copyright protection, the sale, licensing or other disposition of which results in royalties receivable, license fees receivable, accounts receivable or other sums owing to Borrower (collectively, "Receivables"), have been and shall be registered with the United States Copyright Office prior to the date Borrower requests or accepts any loan from Secured Party with respect to such Receivables and prior to the date Borrower includes any such Receivables in any accounts receivable aging, borrowing base report or certificate or other similar report provided to Secured Party, and Borrower shall provide to Secured Party copies of all such registrations promptly upon the receipt of the same.

                  (e) Borrower shall undertake all reasonable measures to cause its employees, agents and independent contractors to assign to Borrower all rights of authorship to any copyrighted material in which Borrower has or may subsequently acquire any right or interest.

                  (f) Performance of this Agreement does not conflict with or result in a breach of any agreement to which Borrower is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Agreement constitutes an assignment.

                  (g) During the term of this Agreement, Borrower will not transfer or otherwise encumber any interest in the Collateral, except for Permitted Liens (as such term is defined in the Loan Agreement) and non-exclusive licenses granted by Borrower in the ordinary course of business or as set forth in this Agreement;

                  (h) Each of the Patents, Trademarks, and Copyrights is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and* no claim has been made that any part of the Collateral violates the rights of any third party;

*, EXCEPT AS SET FORTH IN SECTION (8) OF THE SCHEDULE TO THE LOAN AGREEMENT,

                  (i) Borrower shall promptly advise Secured Party of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Borrower in or to any Trademark, Patent or Copyright not specified in this Agreement;

                  (j) Borrower shall* (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) detect infringements of the Trademarks, Patents and Copyrights and promptly advise Secured Party in writing of material infringements detected and (iii) not allow any Trademarks, Patents, or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Secured Party, which shall not be unreasonably withheld unless Borrower determines that reasonable business practices suggest that abandonment is appropriate.

*USE ITS COMMERCIALLY REASONABLE BEST EFFORTS TO:

                  (k) Subject to Section 9(5) of the Schedule to the Loan Agreement, Borrower shall promptly register the most recent version of any of Borrower's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party's interest in the Collateral;

                  (l) This Agreement creates, and in the case of after acquired Collateral, this Agreement will create at the time Borrower first has rights in such after acquired Collateral, in favor of Secured Party a valid and perfected first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Loan Agreement upon making the filings referred to in clause (m) below;

                  (m) To* knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Borrower of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Borrower in the U.S. or (ii) for the perfection in the United States or the exercise by Secured Party of its rights and remedies thereunder;

*BORROWER'S

                  (n) All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Borrower with respect to the Collateral is accurate and complete in all material respects.

                  (o) Borrower shall not enter into any agreement that would materially impair or conflict with Borrower's obligations hereunder without Secured Party's prior written consent, which consent shall not be unreasonably withheld. Borrower shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Borrower's rights and interest in any property included within the definition of the Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

                  (p) Upon any executive officer of Borrower obtaining actual knowledge thereof, Borrower will promptly notify Secured Party in writing of any event that materially adversely affects the value of any material Collateral, the ability of Borrower to dispose of any material Collateral or the rights and remedies of Secured Party in relation thereto, including the levy of any legal process against any of the Collateral.

         4. Secured Party's Rights. Secured Party shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this Agreement to take but which Borrower fails to take, after fifteen (15) days' notice to Borrower. Borrower shall reimburse and indemnify Secured Party for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

         5. Inspection Rights. Borrower hereby grants to Secured Party and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Borrower, and any of Borrower's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Borrower and as often as may be reasonably requested, but not more than one (1) in every six (6) months; provided, however, nothing herein shall entitle Secured

Party access to Borrower's trade secrets and other proprietary information.

         6.       Further Assurances; Attorney in Fact.

                  (a) Borrower will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including, appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Secured Party, to perfect Secured Party's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Collateral.

                  (b) Upon an Event of Default, Borrower hereby irrevocably appoints Secured Party as Borrower's attorney-in-fact, with full authority in the place and stead of Borrower and in the name of Borrower, Secured Party or otherwise, from time to time in Secured Party's discretion, upon Borrower's failure or inability to do so, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:


                           (i) To modify, in its sole discretion, this Agreement
without first obtaining Borrower's approval of or signature to such modification by amending Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims any right, title or interest; and

                           (ii) To file, in its sole discretion, one or more
financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law.

                  7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this Agreement:

                  (a) An Event of Default occurs under the Loan Agreement; or

                  (b) Borrower breaches any warranty made by Borrower in this Agreement*; or

                  (c) Borrower breaches any agreement made by borrower in this agreement that is not cured within 5 business days (as defined in the loan agreement) after the date due.

         8. Remedies. Upon the occurrence and continuance of an Event of Default*, Secured Party shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Borrower to assemble the Collateral and any tangible property in which Secured Party has a security interest and to make it available to Secured Party at a place designated by Secured Party. Secured Party shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Secured Party to exercise its rights and remedies upon the occurrence of an Event of Default. **Borrower will pay any expenses (including reasonable attorney's fees) incurred by Secured Party in connection with the exercise of any of Secured Party's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Secured Party's rights and remedies with respect to the Collateral shall be cumulative.

*UNDER THIS AGREEMENT (AS SET FORTH IN SECTION 7 ABOVE)

**EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 14 BELOW,

         9. Indemnity. Borrower agrees to defend, indemnify and hold harmless Secured Party and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement, and
(b) all losses or expenses in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following or consequential to transactions between Secured Party and Borrower, whether under this Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Secured Party's gross negligence or willful misconduct*.

*AND EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 14 BELOW

         10. Release. At such time as Borrower shall completely satisfy all of the obligations secured hereunder, Secured Party shall execute and deliver to Borrower all lien releases and other instruments as may be reasonably necessary or proper to terminate Secured Party's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by Secured Party pursuant to this Agreement. For the purpose of this Agreement, the obligations secured hereunder shall be deemed to continue if Borrower enters into any bankruptcy or similar proceeding at a time when any amount paid to Secured Party could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

         11. No Waiver. No course of dealing between Borrower and Secured Party, nor any failure to exercise nor any delay in exercising, on the part of Secured Party, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by Secured Party shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by Secured Party.

         12. Rights Are Cumulative. All of Secured Party's rights and remedies with respect to the Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

         13. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

         14. Attorneys' Fees. If any action relating to this Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

         15. Amendments. *Agreement may be amended only by a written instrument signed by both parties hereto. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving Secured Party greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Secured Party under the Loan Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

*EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 6(B)(I) HEREOF, THIS

         16. Severability. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

         17. California Law and Jurisdiction. This Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions. Borrower and Secured Party consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

         18. Confidentiality. In handling any confidential information, Secured Party shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that the disclosure of this information may be made (i) to the affiliates of the Secured Party, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Secured Party.

         19. WAIVER OF RIGHT TO JURY TRIAL. SECURED PARTY AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN SECURED PARTY AND BORROWER; OR
(III) ANY CONDUCT, ACTS OR OMISSIONS OF SECURED PARTY OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH SECURED PARTY OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

         20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                          BORROWER:

                                          Telemate.net Software, Inc.


                                          By: /s/ Juliet M. Reising
                                             ----------------------------
                                          Title: VP
                                                -------------------------
                                          Name (please print):
                                          Juliet M. Reising
                                          -------------------------------

                                          ADDRESS OF BORROWER:

                                          400 Galleria Parkway, Suite 300
                                          Atlanta, Georgia  30339

                                         SECURED PARTY:

                                         SILICON VALLEY BANK


                                         By:/s/ Peter Bendoris
                                            ----------------------------
                                         Title:Vice President
                                               -------------------------
                                         Name (please print):
                                         Peter Bendoris
                                         -------------------------------

                                         ADDRESS OF SECURED PARTY:

                                         3003 Tasman Drive
                                         Santa Clara, California  95054

STATE OF GEORGIA            )
                            ) ss.
COUNTY OF COBB              )


         On December 14, 2001, before me, Robin Hanscom, Notary Public, personally appeared___________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.
                        /s/ Robin Hanscom
                        -------------------------------

                                    (Seal)

STATE OF _________________ )
                           ) ss.
COUNTY OF ________________ )


         On _____________________, 2001, before me, __________________________
_________________________________________, Notary Public, personally appeared
_______________________________________________________________________,
personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

         Witness my hand and official seal.

                        -------------------------------

                                     (Seal)

                                  EXHIBIT "A-1"

                              REGISTERED COPYRIGHTS
 (including copyrights that are the subject of an application for registration)


Telemate
Netspective
Teledirect
Webfilter
Telemate.Net
Netspective Internet       VA-1-089-965
Abuse Risk Diamond
Telemate Telemanagement
  Series: User's Manual    TX-4-031-168

                                  EXHIBIT "A-2"

                             UNREGISTERED COPYRIGHTS

                           Telemate.Net product line
                            NetSpective product line
                            Web Filter product line
                             eSpective product line

                                  EXHIBIT "A-3"

                        DESCRIPTION OF LICENSE AGREEMENTS

         Software licenses granted to 2nd license agreements executed with customers or distributors of current and prior Telemate.Net software products including:

         -  Telemate.Net product line

         -  NetSpective product line

         -  Web Filter product line

         -  eSpective product line

                                   EXHIBIT "B"

                                     PATENTS
   (including patents that are the subject of an application for registration)


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
Patent                    Country                Serial/Application      Filing Date            Status
                                                 Number
System and Method for
Managing Computer and
Phone Network Resources                          6,292,801               9/18/01
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

------------------------- ---------------------- ----------------------- ---------------------- ----------------------

                                   EXHIBIT "C"

                                   TRADEMARKS

                                   TRADEMARKS
 (including trademarks that are the subject of an application for registration)


----------------------------------------------------------------------------------------------------------------------
Mark                                       Country       Serial/Application      Filing Date            Status
                                                         Number
----------------------------------------------------------------------------------------------------------------------
PROVIDING NETWORK INTELLIGENCE FOR         USA           75/749,603              7/13/99                Active
THE INTERNET ECONOMY (1707-25863)
Computer software used for monitoring
and generating accounting and usage
reports of computer and telephone
network communications -- int. Class 9
----------------------------------------------------------------------------------------------------------------------
TELEMATE (1707-32571)                      USA           2,135,146               2/10/98                Active
Computer software that monitors and
reports information about
telecommunications used by a business
-- int. Class 9
---------------------------------------------------------------------------------------------------------------------
NETPERSPECTIVES (1707-30143)               USA           76/064,621              6/7/00                 Active
Computer programs and scientific
apparatus for monitoring and reporting
customer contacts of a service or
product provider through various
communication media -- int. Class 9
computer services, namely, installation
and configuration of computer
programs, consultation, training,
analysis and reporting related to global
communications network -- int. Class
42
---------------------------------------------------------------------------------------------------------------------
TELEMATE.NET (1707-18147)                    USA         2,196,592               10/13/98               Active
Software used for monitoring and
accounting of computer network
communications, -- int. class 9
---------------------------------------------------------------------------------------------------------------------
ESPECTIVE (1707-28453)                       USA         75/935,991              3/3/00                 Active
Computer programs for enabling
network usage monitoring, analysis,
and management on a computer
network -- int. Class 9
--------------------------------------------------------------------------------------------------------------------
VISITOR MANAGEMENT CONSOLE (1707-            USA         76/064,611              6/7/00                 Active
29049)
Computer programs and scientific
apparatus for monitoring customer
activity on web sites of a global
computer network -- int. Class 9
computer services, namely, installation
and configuration of computer
program, consultation, trainings,
analysis and reporting related to global
computer network -- int. Class 42
---------------------------------------------------------------------------------------------------------------------
MULTI-TOUCH POINT VIEW (1707-29410)          USA         76/064,610              6/7/00                 Active
Computer programs and scientific
apparatus for monitoring and reporting
customer contacts of a service or
product provider through various
communication media -- int. Class 9
Computer services, namely, installation
and configuration of computer
programs, consultation, training,
analysis and reporting related to global
communications network -- int. Class 42
----------------------------------------------------------------------------------------------------------------------
NETSPECTIVE INTERNET ABUSE RISK              USA         N/A                                            Copyright
DIAMOND
Concept outlining four major risks of
employee Internet usage within an
organization.
----------------------------------------------------------------------------------------------------------------------
NETSPECTIVE WEBFILTER ADAPTIVE               USA         78/093217                                      Pending
FILTERING
Product and/or service for tracking
Internet destinations surfed by a
WebFilter customer and/or subscriber
and categorizing requested Internet
content
---------------------------------------------------------------------------------------------------------------------
ADAPTIVE FILTERING                           USA         78/039229                                      Pending
Product and/or service for tracking
Internet destinations surfed by a
WebFilter customer and/or subscriber
and categorizing requested Internet
content
---------------------------------------------------------------------------------------------------------------------
ADAPTIVE FILTERING LAB                       USA         78/093242                                      Pending
Service center for categorizing Internet
destinations surfed by WebFilter
customers and/or service subscribers
--------------------------------------------------------------------------------------------------------------------
SIDESCAN                                     USA         78/093200                                      Pending
Technology for monitoring and
filtering Internet traffic using a
promiscuous networking mode.
--------------------------------------------------------------------------------------------------------------------
NETSPECTIVES (1707-28452)                    USA         75/935,993              3/3/00                 X-Drop
Computer services, namely, installation
and configuration of computer
programs, consultation, training,
analysis, and reporting related to local
computer networks. -- int. Class 42
--------------------------------------------------------------------------------------------------------------------
NETSPECTIVE G&S:                                          75/935992              3/30/00                Pending
Computer programs for enabling network
usage monitoring, analysis, and management
on a computer network -- Class 009
--------------------------------------------------------------------------------------------------------------------
ESPECTIVES (1707-28453)                      USA         75/935,990              3/3/00                 X-Drop
Computer services, namely,
installation, configuration and
implementation of computer programs;
computer consultation; review and
analysis of computer configurations
and architecture; software maintenance;
and software directory development --
int. Class 42
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